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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                 -------------

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  OCTOBER 20, 1998 (OCTOBER 5,
1998)


                      MRS. FIELDS' ORIGINAL COOKIES, INC.
                     ------------------------------------
             (Exact name of Registrant as specified in its charter)

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
                    DELAWARE                        333-45179                        87-0552899
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 (State or other jurisdiction incorporation)     (Commission File         (IRS Employer Identification No.)
                                                     Number)


       2855 EAST COTTONWOOD PARKWAY, SUITE 400
                 SALT LAKE CITY, UTAH                                                  84121-7050
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       (Address of principal executive offices)                                        (Zip Code)
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Registrant's telephone number, including area code:  (801) 736-5600


                                Not Applicable
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     On October 5, 1998, Mrs. Fields' Original Cookies, Inc. a Delaware corporation (the "Company"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of October 5, 1998, by and among The Cookie Conglomerate, Inc. ("Cookie Co."), The Cookie Conglomerate, LLP ("Cookie LLP" and, together with Cookie Co., the "Sellers") and Ronald A. Eichel and Alan M. Kuehn, individuals residing in Georgia, the partners of Cookie LLP and shareholders of Cookie Co. and the Company, purchased all of the retail cookie and related business and operations of eleven Great American stores of the Sellers for an aggregate purchase price of $2,800,000. The Sellers were franchisees of Great American Cookie Company, Inc. ("Great American"), which the Company acquired on August 24, 1998. The Sellers' rights under franchise agreements and subleases with Great American were terminated upon closing. The acquisition was funded with financing provided by T&W Financial Services Company, L.L.C.

     The foregoing summary should be read in conjunction with and is qualified by reference to the Asset Purchase Agreement, which is set forth as an exhibit to this report.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------


ITEM 7 (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
            -----------------------------------------


            The financial statements required by this item are not included with this report because it is impracticable to provide them at the time of this filing. The financial statements will be filed by amendment not later than 60 days after the date this report is filed.


ITEM 7 (b)  PRO FORMA FINANCIAL INFORMATION
            -------------------------------

            The pro forma financial information required by this item are not included with this report because it is impracticable to provide them at the time of this filing. The pro forma financial information will be filed by amendment not later than 60 days after the date this report is filed.


ITEM 7 (c)  EXHIBITS
            --------


Exhibit 2.1 Asset Purchase Agreement, dated as of October 5, 1998, by and among
            The Cookie Conglomerate, Inc., The Cookie Conglomerate, LLP and Ronald A. Eichel and Alan M. Kuehn, the Individuals and Entities identified therein as the Sellers and Mrs. Fields' Original Cookies, Inc. (schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MRS. FIELDS' ORIGINAL COOKIES, INC.



Date:  October 20, 1998                  /s/L. Tim Pierce
                                         --------------------------------
                                         L. Tim Pierce, Chief Financial Officer


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                                 EXHIBIT INDEX


ITEM 7 (C)   EXHIBITS
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Exhibit 2.1  Asset Purchase Agreement, dated as of October 5, 1998, by and among
             The Cookie Conglomerate, Inc., The Cookie Conglomerate, LLP and
             Ronald A. Eichel and Alan M. Kuehn, the Individuals and Entities identified therein as the Sellers and Mrs. Fields' Original
             Cookies, Inc. (schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)





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